SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2001

AMERICA WEST HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12649	86-0847214

(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

111 West Rio Salado Parkway
Tempe, Arizona 85281
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (480) 693-0800

ITEM 5 OTHER EVENTS

America West Holdings Corporation recently announced a restructuring of the senior management of the Company and its subsidiary, America West Airlines, Inc. and the election of certain officers to new offices. Thomas K. MacGillivray, who joined America West in January 2001 as senior vice president and chief financial officer, has announced he is leaving the Company. Bernard L. Han was elected executive vice president and chief financial officer for both companies, Stephen L. Johnson was elected executive vice president — corporate for both companies, J. Scott Kirby was named executive vice president of sales and marketing and Jeffrey McClelland was named executive vice president of operations for America West Airlines. A copy of the press release dated September 10, 2001, announcing these changes is filed with this current Report on Form 8-K as Exhibit 99.1.

ITEM 7 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit No.	Description

99.1	Press release of America West Holdings Corporation dated as of September 10, 2001.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America West Holdings Corporation

Dated: September 12, 2001	By: /s/ W. Douglas Parker W. Douglas Parker Chairman of the Board, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of America West Holdings Corporation dated as of September 10, 2001.